TABLE OF CONTENTS

 1. Agreement Overview                                                      1
 2. Term                                                                    2
 3. Terms of Sale                                                           2
 4. Duties of Sprint                                                        3
 5. Quality Control                                                         3
 6. Maintenance Services                                                    4
 7. Support Service                                                         4
 8. Training and Sales Support                                              5
 9. Licensed Use of Services                                                6
 10. Intellectual Property Rights                                           6
 11. Warranty                                                               7
 12. Limitation of Liability                                                7
 13. Indemnification                                                        8
 14. Proprietary or Restricted Information                                  8
 15. Independence of Parties                                                9
 16. Arbitration                                                            9
 17. Governing Law                                                         10
 18. Interpretation                                                        10
 19. Force Majeure                                                         10
20. Modification                                                           10
21. Assignment                                                             10
22. Notice                                                                 11
23. Waiver                                                                 11
24. Survival                                                               11
25. Severability                                                           12
26. Entire Agreement                                                       12
Schedule A - Description of SmartServ Services
     (SmartServ Online Applications)                                       13
Schedule B - Monthly Service End-User and
     Revenue Sharing Schedule                                              15
Schedule B-2 - Ancillary Charges                                           17
Schedule C - Sprint Companies                                              18

                                    AGREEMENT

This Agreement, effective as of the 26th day of September, 1997 and supersedes any prior Agreement.

BETWEEN:

     SPRINT/UNITED MANAGEMENT COMPANY, a corporation incorporated under the laws of the State of Kansas ("SUMC") on behalf of the "Sprint Companies" in
     Schedule 5 (together SUMC and Sprint Companies shall be referred to as "Sprint".)

                                     - and -

     SmartServ Online, Inc., a corporation incorporated under the laws of the State of Delaware (hereinafter referred to as "SmartServ").

WHEREAS,   SmartServ   provides  device   independent   online  information  and
transactional services to users through personal computers, the world wide web, screen-based telephones, and interactive voice response systems.

WHEREAS, Sprint recognizes that the information and services provided by SmartServ, will add value to products and services provided by Sprint to its customers, and desires to make such SmartServ information and services available to its customers on a national basis; and

WHEREAS, SmartServ and Sprint desire to set forth the terms and conditions under which such information and services will be provided by SmartServ to Company; and

NOW THEREFORE, in consideration of the premises and mutual terms and conditions herein provided, Sprint and SmartServ covenant and agree as follows:

1.   Agreement Overview

     a) This Agreement is entered into by SUMC on its own behalf and for the benefit of the Sprint Companies. All reference to Sprint in this Agreement shall be deemed to refer equally to Sprint Companies executing service orders in any form under this Agreement ("Service Orders") as to such Service Order. No commitment is made by Sprint or any Sprint Company, and none shall be inferred from this Agreement, except as may be set forth in a properly executed Service Order to this Agreement. All invoices and statements shall reference the particular Service Order by number and must be directed to the Sprint Company executing such Service Order pursuant to instructions issued in the Service Order. No work performed on behalf of, nor product nor services delivered to, any Sprint Company will be billed to or collected from any other Sprint Company.


     b) Sprint is not required to place any minimum Service Order quantity during the term of this Agreement. Any forecast(s) supplied to SmartServ by Sprint is to be used for planning purposes only and shall not constitute a commitment on Sprint's part in any way to purchase the said quantities. Only a signed Service Order from Sprint shall constitute a valid order hereunder.


     c) The SmartServ Services are those set forth in Schedule A, attached hereto (the "Services"), and such other Services as may be agreed upon between the parties in writing from time to time, as shown on an Amended Schedule A. SmartServ agrees to notify Sprint and offer to Sprint, any new or additional informational and transactional services, not on Schedule A, that SmartServ obtains, develops, or provides to others upon such additional terms and conditions as the parties agree upon.

2.   Term

     a) This Agreement shall commence on the date first written above and shall remain in full force for a term of three (3) years. Sprint may extend the term of this Agreement for successive one (1) year terms, three (3) months prior to termination by providing written notice of the extension.


     b) Either party may terminate this Agreement upon thirty (30) days' prior written notice to the other party if such other party materially breaches any obligation of this Agreement and fails to cure such breach within thirty (30) days of written notice of the same.


     c) Either party may terminate this Agreement upon written notice to the other party, if the other party becomes insolvent. Without limiting the generality of the foregoing, a party shall be considered insolvent if it is placed in liquidation or receivership, if a petition of voluntary or involuntary bankruptcy is filed against it and if such petition is not dismissed within thirty (30) days, or if it fails to satisfy a judgment for payment of money awarded by a court of competent jurisdiction after the time of appeal from such judgment has expired.


3.   Terms of Sale

     a) Subject to availability, SmartServ hereby agrees to provide to Sprint the information and services set forth and described on Schedule A attached hereto and made a part hereof (the "Services"). SmartServ hereby appoints Sprint as SmartServ's non-exclusive marketer of the Services and grants to Sprint a non-exclusive, non-transferable license to distribute the Services to Sprint's customers. It is understood that Schedule A may be modified as additional Services become available or existing Services become unavailable.

     b) The Services will be provided to Sprint for distribution to Sprint customers via screen based telephones, and potentially via PC's, PCS, pagers, or other devices. SmartServ will use its best efforts to make the Services available 7 days per week, 24 hours per day.

     c) The current list of fees to Sprint's customers for the SmartServ service is set forth in Schedule B, attached hereto. Any adjustments, modifications, or amendments to the list of fees must be agreed upon by the parties.

     d) SmartServ warrants that the terms, conditions, and prices in this Agreement are no less favorable than the terms, conditions, and prices given to any third party that purchased or licensed the Services from SmartServ in the same quantities under similar conditions.

4.   Duties of Sprint

     a) Revenues and costs shall be split, paid and received as set forth in Schedule B.


     b)   Sprint  recognizes  that  the  information  and data  included  in the
          Services provided by SmartServ may be protected by copyrights, trademarks, service marks, trade names and other property rights owned by third persons and Sprint agrees not to knowingly infringe upon or knowingly violate any such rights and will use such information or data only for the purposes intended. Sprint shall develop an introductory terms and conditions manual to inform its customers in writing of the proprietary nature of the Services provided that SmartServ notified Sprint in writing of such proprietary nature. Sprint shall use commercially reasonable efforts to ensure that Sprint's customers do not violate or otherwise infringe upon any such proprietary rights, license obligations or other right or property included within the Services provided hereunder. Sprint shall indemnify and hold SmartServ harmless from any knowing violation or claim of knowing violation of the terms of this Section 4 b. In addition, Sprint agrees to indemnify and hold SmartServ harmless against any claim, actions or demands by a third party against SmartServ arising out of Sprint's activities under this Agreement.


     c) The information and data contained in the Services are for the express retail use of Sprint's end-user customers. Sprint and its end-user customers shall not distribute or redistribute the information or data contained in the Services except as contemplated by this Agreement. In addition, Sprint will not transfer, assign or subcontract its rights under this Agreement unless expressly authorized in writing by SmartServ.


     d) The customers subscribing with Sprint for the SmartServ Services shall be the customers of Sprint and Sprint shall solely be responsible for all billing and collection.


5.   QUALITY CONTROL

     a) SmartServ shall notify Sprint immediately if the SmartServ server or SmartServ Service is down, the number of hours it Will be down, and when it will again be available. SmartServ should contact:

          (i)  Steve Burke - Product Manager

               Sprint (913) 323~822


          (ii) Sprint Repair Centers


          (iii) HELP Desk


          All parties should be contacted at the time of service interruption to confirm when system or SmartServ Service is again operational.


     b) The parties agree to meet quarterly for a quality review of the performance of SmartServ Services delivered to Sprint under this Agreement. The time, date and agenda of such meetings shall be mutually agreed upon; however, it is anticipated topics will include failure rates of individual SmartServ Services, the server, trouble ticket and related quality control issues. Additionally, SmartServ shall provide Sprint with regular biweekly data and the format regarding a) application usage, b) call length, and c) call distribution by time and day of week.

     c) The parties shall cooperate and consult with each other regarding the information content of the SmartServ Services, however SmartServ is solely responsible for obtaining and maintaining all information content and rights of use thereto. SmartServ agrees to work with Sprint to eliminate any information content that Sprint believes is objectionable.

6.   Maintenance Services

     a) SmartServ shall include a set of the Documentation m camera ready format and/or via electronic media. Said Documentation includes:
          Start-up kits, Brokerage services guide and welcome letter. If Sprint chooses to use the Documentation in the current state or in an altered state, it shall be Sprint's responsibility to make copies.

     b) SmartServ shall provide Sprint with one Master Copy of the Documentation, as set forth above, within two (2) weeks of the Effective Date. Sprint may copy the Master Copy for distribution as needed. In the event SmartServ modifies any Documentation, SmartServ shall notify Sprint of the changes and provide Sprint with a copy of the modified Documentation. (Sprint shall provide SmartServ with the names of the people to whom the Documentation and any modifications thereto shall be sent.)

     c) SmartServ shall provide Sprint with list detailing the term for which SmartServ has the right to provide each of the SmartServ Services listed on Schedule A and with the termination notice period for each SmartServ Service. SmartServ shall provide Sprint with written notice of termination of any SmartServ Service no later than forty-eight hours of SmartServ learning of such termination. Following the discontinuance of a SmartServ Service or this Agreement, SmartServ shall, for a period of up to twelve (12) months from said discontinuance make available to Sprint the SmartServ Services or reasonably equivalent services upon the conditions set forth herein so that Sprint may, at its option, meet existing obligations relating to the SmartServ Services. SmartServ and Sprint agree that during this period, the cost and revenues arrangements and payment terms specified in Schedule B shall continue.


7.   Support Service

     a) During the term of this Agreement, SmartServ shall provide Support Service to Sprint Support Service includes technical assistance in the form of a second level help desk, remote diagnostics and network emergency assistance to Sprint with respect to the use, and maintenance of the SmartServ Service. SmartServ shall answer the phone "Sprint Customer Service." This service shall be available twenty-four
          (24) hours per day, every day of the year. SmartServ shall respond within one (1) hour to any request for assistance made between the hours of 8:00 a.m. and 12:00 am. (Midnight) SmartServ's local time, Monday through Friday, inclusive. In addition, SmartServ shall respond within one (1) hour to any request for emergency support received between the hours of 8:00 a.m. and 12:00 a.m. (Midnight) SmartServ's local time, Monday through Friday, inclusive, and shall respond within two (2) hours to any request for emergency support received outside of those hours. SmartServ shall maintain a system that records and tracks each of Sprint's requests for support.


          In addition to the Support Services set forth above, SmartServ shall provide telephone support to Sprint with respect to all other issues affecting the Product, such as training. This support shall be provided between the hours of 8:00 a.m. and 5:00 p.m., SmartServ's local time, Monday through Friday, exclusive of holidays celebrated by SmartServ.


     b) SmartServ shall appoint an account liaison to handle all issues that arise under this Agreement that are not covered by Support Services. (Such account liaison shall not be a salesperson.) SmartServ shall notify Sprint of the name of such person within ten (10) days of the Effective Date, along with the mailing address, phone number, and fax number of such person. The issues directed to this person include, but are not limited to questions on warranty, maintenance, homologation, installation, training and demonstration Products.


     c) From time to time, Sprint may elect to conduct customer demonstration or presentations at trade shows which include the Product. During the term of this Agreement, SmartServ shall provide Sprint with support with respect to trade shows, as Sprint shall reasonably request, at no charge to Sprint. However, SmartServ shall not be required to provide Sprint with more than forty (40) Service Accounts at any one time.

8.   Training and Sales Support

     a) SmartServ shall from time to time train representatives of Sprint with respect to the sales, operation, configuration, installation, service, maintenance, and support of the Products, as well as new Products, ("Sales and Technical Training"). The Sales and Technical Training will take place at a mutually agreeable facility at mutually agreeable time(s). Sprint may have not more than thirty (30) persons in each session. There shall be no cost to Sprint for this training and the documentation associated with such training.

     b) Sprint may copy and use, (and with the consent of SmartServ may modify) internally the materials provided to it by SmartServ during any training session, provided that Sprint reproduces any copyright notice or other proprietary notice contained in the original document in the copies it makes. Sprint may use these materials to train Sprint employees and third parties with respect to the Products.

     c) SmartServ shall designate a primary salesperson to assist Sprint in the marketing and selling of Products. The salesperson shall provide Sprint with the appropriate SmartServ personnel or resource to make joint sales calls to existing or potential customers, assisting with the preparation of proposals for such Customers and such other activities as the parties agree upon subject to the availability of SmartServ personnel and resources. There shall be no charge to Sprint by SmartServ for such support.

9.   Licensed Use of Services

     a) The Services Provided under this Agreement may either be used by Sprint or Sprint may sell, lease, sublicense or distribute in any manner the Services directly to customers. SmartServ hereby licenses to Sprint and authorizes Sprint to sublicense to such Customers of Sprint, the right to use the SmartServ services set forth on Schedule B, and as may be subsequently modified.

     b) Sprint may make copies and distribute the Service documentation provided that Sprint reproduces SmartServ's copyright and/or proprietary notice on each copy and the legend: "Reprinted with permission of SmartServ Online, All Rights Reserved." SmartServ will have the right to approve all brochures and promotional material that references SmartServ or its trademarks.

10.  Intellectual Property Rights

     SmartServ:

     i) warrants that the SmartServ Services covered by this Agreement are and shall be free and clear of infringement of any patent or copyright, trademark, or trade secret which may relate to such SmartServ Services, associated apparatus or devices, and to any processes which are practiced in the normal use thereof, or related in any way to the SmartServ Services or their use;

     ii) agrees at its own expense to indemnify and defend any and a]l claims, actions and suits alleging such infringement to which Sprint or Sprint's Customers may be a made a party;

     iii) agrees to pay all costs, expenses and attorney's fees incurred by and to satisfy all judgments and decrees entered against Sprint or Sprint's Customers as a result of such infringement;

     iv) agrees to save Sprint and Sprint's Customers harmless from any loss, damage, expense and liability on account of any such infringement; and

     v) if Sprint's license to use and sublicense or the use of the SmartServ Services or an individual SmartServ Service by Sprint or Sprint's Customers, SmartServ's technical support services (if any), as permitted under this Agreement, is enjoined, SmartServ must, at SmartServ's expense, perform the following in the order presented:

          a.   procure for Sprint and its Customers  the continued  right to use
               the  SmartServ   Service(s)  or  technical  support  services  as
               permitted herein; or

          b. replace the SmartServ Service(s) or technical support services with equivalent non-infringing service(s) or technical support services; or

          c. modify the SmartServ Service(s) or technical support services so they become non-infringing.

     Sprint:

     i) agrees that in the event any cause of action, claims, suit or other legal proceeding is brought against Sprint in connection with any of SmartServ's Services, or the sale or use thereof, Sprint shall promptly notify SmartServ thereof.

     ii)agrees that SmartServ will have sole control of its defense relating to any cause of action, claims, suit or other legal proceeding brought against it in connection with any SmartServ's Services, or the sale or use thereof, provided that SmartServ promptly acknowledges its obligation to defend, provide assurances to Sprint of its financial ability to hold Sprint harmless, and informs Sprint of its activities relating to its defense of Sprint.

11.  Warranty

     a) SmartServ warrants all Services against defects in material and workmanship and shall conform in strict accordance with SmartServ's written specification for a period of twelve (12) months from date of the Service Order for services

     b) SmartServ warrants all new Software versions and updates against latent defects for a period of twelve (12) months from date of shipment by SmartServ. SmartServ shall, at its option, correct or replace the Software version or update which proves to be defective, providing such Software was installed properly and used in accordance with SmartServ's specification and that it has been promptly notified by the Customer of such defects. If Software is modified by anyone not authorized to do so by SmartServ, the warranty shall immediately be of no further force and effect.

     c) The foregoing warranties are made solely to, and are solely for the benefit of Sprint and its Customer.

12.  Limitation of Liability

     a) In the event of any claim made or action brought against Sprint, based on an allegation of personal injury or property damage caused by a SmartServ Service or by the negligence of SmartServ, or part thereof, Sprint shall promptly notify SmartServ in writing of the claim or action. SmartServ shall defend or settle such action and shall indemnify and hold Sprint harmless for any costs or damages including reasonable attorneys' fees, which Sprint may be required to pay as a result of the SmartServ Service or the negligence of SmartServ, its agents or its employees, provided Sprint shall have given SmartServ the information it reasonably requests in defending and/or settling such claims or actions, which assistance shall be provided at SmartServ's expense. However, SmartServ shall have no obligation under this Section, if the SmartServ Services has been modified by Sprint and the personal injury or property damage was caused by the modifications. In addition, if the personal injury or property damage was also due to the negligence of Sprint, its agents, or employees, the parties agree that the law of comparative negligence will apply in determining the amount to be paid by SmartServ

     b) In no event will either party be liable for the other party's indirect, incidental or consequential loss even if it has been advised of the possibility of such loss including, but not limited to, lost business revenue, failure to realize expected savings or other commercial or economic loss of any kind.

     c) THE WARRANTIES CONTAINED 1N THIS AGREEMENT ARE IN LIEU OF ANY OTHER WARRANTIES EXPRESS OR IMPLIED, INCLUDING, BUT NOT LIMITED TO, IMPLIED WARRANTIES OF MERCHANTABILITY QUALITY OR FITNESS FOR A PARTICULAR PURPOSE AND THOSE ARISING BY STATUTE OR OTHERWISE IN LAW OR FROM A COURSE OF DEALING OR USAGE OF TRADE.

13.  INDEMNIFICATION

          Either party will indemnify and hold harmless the other from any loss, claim or damage to persons or property where such loss, claim or damage was caused by the fault or negligence of the indemnifying party or any of its employees, representatives or agents.

14.  Proprietary or Restricted Information

     a) In this Agreement, "Proprietary or Restricted Information" means information concerning the affairs of either party of which the other party may gain knowledge in connection with or in the course of performing its obligations under this Agreement.

     b) Each party agrees to hold all Proprietary or Restricted Information in trust and confidence for the other and not to use such Proprietary or Restricted Information other than for the benefit of the other except as may be authorized by the disclosing party in writing. Each party agrees not to disclose such Proprietary or Restricted Information without the prior written consent of the other, by publication or otherwise to any person other than those persons whose services the receiving party requires who have a need to know such Proprietary or Restricted Information for the purpose of carrying out the terms of this Agreement and who agree in writing with the receiving party to be bound by and comply with the provisions of this Section 14.

     c) At the request of either party or upon termination or expiration of this Agreement, each party will return to the other all written or descriptive matter including, but not limited to, drawings, descriptions or other papers, documents, tapes or any other media which may contain any such Proprietary or Restricted Information. In the event of a loss at any time of such Proprietary or Restricted Information, the receiving party shall promptly notify the other party in writing.

     d) The provision of Paragraphs (b) and (c) hereof shall not apply to any data, information, or Proprietary or Restricted Information which can be reasonably demonstrated (i) to have been lawfully known by the receiving party, prior to being disclosed to it by the other, or (ii) to be publicly available, or (iii) to have been lawfully received from a third party unless such third party obtained the same either directly or indirectly from the disclosing party, or (iv) to have been independently developed by the receiving party; or which is required to be disclosed by judicial order after all available legal remedies to maintain the secrecy of the Proprietary or Restricted Information have been exhausted.

     e) The contents and substance of this Agreement shall in no event be disclosed by either party or their employees to third parties except with the prior written consent of the other party hereto, or as may otherwise be required by law. Except as may be required by law or as set forth elsewhere in this Agreement, neither party shall, without the other party's prior written consent, which shall not be unreasonably withheld:

          (i)  Make  any  news   release,   public   announcement,   denial   or
               confirmation of this Agreement or its subject matter, or

          (ii) In any manner advertise or publish the fact that they have contracted hereunder.

15.  Independence of Parties

          Neither party is or shall be deemed to be a joint venture with, or partner or agent of, the other. Neither party shall have the authority or power to bind the other in any way and, without limiting the generality of the foregoing, both parties agree that they will not make any Agreement, contract or other commitment in the name of or which purports to be binding on the other.

          Each party is an independent contractor and not an agent of the other for any purpose whatsoever. Each party agrees that it will not make any warranties or representations or assume or create any other obligations on the other party's behalf.

16.  Arbitration

     a) Any dispute arising out of or relating to this Agreement, including any issues relating to arbitrability or the scope of this arbitrability clause, Will be finally settled by arbitration in accordance with the rules of the American Arbitration Association applying the substantive law of Kansas without regard to any conflict of laws provision. The arbitration will be governed by the United States Arbitration Act, 9 U.S.C. Section 1, ET seq., and judgment upon the award rendered by the arbitrators may be entered by any court of competent jurisdiction. The arbitration will be held in the Kansas
          City metropolitan area. The arbitrators are not empowered to award damages in excess of compensatory damages, and each party waives any damages in excess of compensatory damages.

     b) Notwithstanding the foregoing, either party may bring a claim for injunctive relief in any court of competent jurisdiction without first submitting the claim to arbitration.

     c) The parties agree to continue performance during the pendency of any dispute.

     d) No claim may be brought by SmartServ after Sprint has made final payment to SmartServ of all undisputed amounts due hereunder, which payment has been accepted by SmartServ. Claims made by SmartServ may only be brought against the Sprint Company that issued the Schedule giving rise to the claim.

17.  Governing Law

          Except to the extent preempted by federal law, this Agreement shall be construed according to Kansas law (excluding its conflicts of law rules).

18.  Interpretation

          In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of any other document, including but not limited to any of SmartServ's and Sprint's standard forms, the provisions of this Agreement shall prevail and govern the interpretation thereof, unless otherwise agreed to by both parties in writing.

          Headings  to  articles  and   paragraphs  of  this  Agreement  are  to
          facilitate reference only, do not form a part of this Agreement, and shall not in any way affect the interpretation hereof.

19.  Force Majeure

          Neither party shall be responsible for any delay or failure in performance (except for the payment of money) of any part of this Agreement to the extent that such delay or failure is caused by fire, flood, explosion, war, strike, embargo, government requirement, civil or military authority, act of God, errors or omissions of transportation carriers, or other such causes beyond its reasonable control. If any such condition occurs, the party delayed or unable to perform shall give notice to the other party as soon as practicable and the party affected by the other's delay or inability to perform may elect to: (1) terminate the Purchase Order not shipped, or (2) resume performance of the Purchase Order once the condition ceases with an option to extend the term of this Agreement up to the length of time the condition endured.

20.  Modifications

          No addition or modification of this Agreement shall be effective or binding on either of the parties hereto unless reduced to writing and executed by duly authorized representatives of SmartServ and Sprint. In the event of any conflict or other inconsistency between this Agreement and any Purchase Order, this Agreement shall govern in all respects.

21.  Assignment

          This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, Neither party shall assign this Agreement without first obtaining the written consent of the other which shall not be unreasonably withheld, except that Sprint may assign this Agreement to any subsidiary or affiliated entity without SmartServ's approval.

22.  Notice

          Any notice, request, demand, consent or other communication provided or permitted hereunder shall be in writing and given by personal delivery, transmitted by telecommunications facility or sent by registered mail, postage prepaid, addressed to the party for which it is intended at its address as set out below or as may be designated by notice pursuant hereto:

          Sprint:    Sprint/United Management Company
                     2330 Shawnee Mission Parkway
                     Westwood, KS 66205

                     Attn: LTD Consumer Marketing
                     Steve Burke
                     Product Manager - Interactive Telephony
                     Telephone: 913-323-4822
                     FAX: 913-3234627

          SmartServ:

          Any party may change its address for purposes of transmittal or receipt of any such communication by giving ten (10) days' prior written notice of such change to the other party in the manner prescribed above. Any notice so given shall be deemed to have been received on the date it was delivered or transmitted by the telecommunication service, if a business day, or if not a business day, on the business day next following the date of receipt.

23.  Waiver

          Except as otherwise provided herein, no term or provision hereof shall be deemed waived and no breach excused unless such waiver or consent shall be in writing and signed by the party claimed to have waived or consented. Any consent by any party to, or waiver of, a breach by the other, whether express or implied, shall not constitute a consent to, waiver of, or excuse for any other different or subsequent breach.

24.  Survival

          Termination of this Agreement for any cause shall not release either party hereto from any liability which, at the time of termination, has already accrued to the other party hereto, or which thereafter may accrue in respect to any act or omission prior to the termination or from any obligation which is expressly stated herein to survive termination.

25.  Severability

          If any term, provision, covenant, or condition of this Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, the remainder of the provisions shall remain in full force and effect and shall not be affected, impaired or invalidated thereby.

26.  Entire Agreement

          This Agreement including all schedules contains the entire agreement between the parties with respect to the subject matter as of its date and supersedes all other prior arrangements, negotiations, representations and proposals, written or oral, relating to its subject matter.

          The Schedules contained in this Agreement are as follows and are incorporated herein by this reference.

          Schedule A - Description of Services
          Schedule B - Monthly Service End-Users Revenue Sharing Schedule Schedule C - Sprint Companies

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.


SPRINT/UNITED MANAGEMENT COMPANY                SMARTSERV ONLINE INC.


By: /S/ A. LAMONT EANES                         By: /S/ SEBASTIAN E. CASSETTA
   -----------------------------                  -----------------------------
   Title: Vice President                          Title: Chief Executive Officer

Schedule A - Description of SmartServ Services (SmartServ Online Applications)

REUTERS NEW MEDIA INC. BUSINESS NEWS - North American Securities News Service features business news from corporate and financial markets in the United States. It includes market news, economic news, industry-specific reports, and active stocks. Reuters Online News Service provides hourly updates of top general news and periodic updates of top companies business news stories throughout the day.

S&P COMSTOCK MARKET DATA - View NYSE, AMEX and NASDAQ delayed stock quotations. Organize stock symbols into watch lists for convenient retrieval and review.

THE SPORTS NETWORK - Year round coverage for a variety of sports distributed by the Sports Network, Access News, Final Scores, and Delayed Gaming Odds.

WEATHER CHANNEL - National weather accessed via zip code, city-state, or weather station. Local and five (5) day forecasts.

E-MAIL - Compose, save, review, transmit, forward, reply and receive E-mail messages via the Internet. Use the Address Book to store and readily retrieve most commonly used E-mail addresses.

LOTTERY RESULTS - 36 states and Powerball drawings

HOROSCOPES - Updated Daily

ODDS - POINT SPREADS, OVER/UNDER FOR NATIONAL SPORTING EVENTS.

Local Content - Will be developed on a market by market basis and shall be procured and developed by SmartServ for the exclusive use by Sprint under this Agreement. Such local content may include, among other items, the following

     *    Daily local news stories;
     *    Convention schedules;
     *    Local movie listings;
     *    Schedule  of  top  events  and  sporting   activities
               *    Concert schedules;
               *    Schedules and agendas for local School Board Meetings;
               *    Schedules of  additional  community  events and sporting
                    activities; and
               *    Special promotions offered by local retailers.
               *    Beach reports (where applicable)

SCHEDULE B - MONTHLY SERVICE END-USER AND REVENUE SHARING SCHEDULE

================================================================================
               SERVICES                                          SCREEN PHONE
--------------------------------------------------------------------------------
  DELAYED STOCK QUOTES WITH PERSONAL LISTS
           AND NEWS STORIES
--------------------------------------------------------------------------------
E-mail via the Internet
--------------------------------------------------------------------------------
Sports Scores
--------------------------------------------------------------------------------
In-depth Sports News
--------------------------------------------------------------------------------
Delayed Gaming Odds
--------------------------------------------------------------------------------
Reuters News
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Paging (may be added at Sprint's option)
--------------------------------------------------------------------------------
Daily Horoscopes
--------------------------------------------------------------------------------
Lottery Results
--------------------------------------------------------------------------------
Weather Channel
--------------------------------------------------------------------------------
Local Content (as previously defined)                            See Schedule A
--------------------------------------------------------------------------------
Price to Sprint's customers: $7.95 to $9.95 (as ultimately
determined by Sprint; the range may be adjusted by Sprint
following consultation with SmartServ.)
--------------------------------------------------------------------------------

Sprint shall bill and collect the monthly end-user fees. SmartServ shall REIMBURSE SPRINT FOR one half the reasonable expenses associated with the telecommunications traffic "whether it be T-1, frame relay, IP network or another solution and associated hardware; e.g., all field equipment), including the initial cost of such hardware and ongoing hardware costs and expenses for maintenance, upkeep, and depreciation. SmartServ may review any proposed field equipment configuration changes. Such field equipment is and shall remain the sole and exclusive property of Sprint and need only be required to support SmartServ authorized services, inclusive of operating system, utilities and application code. Any addition of other foreign products or services may not result in stable performance or worse case prove not to work at all.

All SmartServ proprietary application code developed by SmartServ is the sole and exclusive property of SmartServ and cannot be duplicated, reverse engineered or tampered with. Sprint shall pay for the T-1 installation to the local loop rotary inclusive of local phone numbers. SmartServ shall pay for installation of local equipment in Stamford. SmartServ shall initially pay for development of information services and computer software and the monthly recurring cost for obtaining the Local Content. - SPRINT SHALL REIMBURSE SMARTSERV FOR ONE-HALF THE MONTHLY COST OF THE LOCAL CONTENT.

Additional costs shall be paid, initially, with SmartServ having responsibility for content, software, and infrastructure and Sprint having responsibility for marketing, customer acquisition, and customer support. It is the intent of the Parties that all of these costs and collected end-user revenues be split between the Parties on a fifty'-fifty basis. Within thirty (30) days of the end of a calendar month Sprint shall report to SmartServ the amount of end-user revenue collected in the prior month and Sprint and SmartServ shall report to each other the costs incurred by each of them in the prior month. It is the intent of the Parties that each Party should recover fifty percent (50%) of its legitimate, documented costs from the end user revenue and that any end user revenue remaining shall be split fifty-fifty by the Parties through Sprint forwarded SmartServ's share to SmartServ within thirty (30) days of the Parties making the aforesaid reports available to each other. If collected revenues are insufficient in any month to reimburse the Parties for their costs and the Local Content, then said reimbursement shall carry over to the next month (without interest or finance charge) and any such carry-over reimbursement shall be paid first from subsequent month's revenues (e.g., the parties acknowledge that each new Sprint customer shall receive their first month free or risk free, depending on target segments, and thus the parties acknowledge that they have no revenue expectations for the first month of the new Market and that collected revenue from the first month of the Market introduction shall be insufficient to reimburse SmartServ. Accordingly, the parties acknowledge that SmartServ's first month's reimbursement shall be carried over.)

Upon request of SmartServ, and with the written consent of Sprint, SmartServ may use the exclusive Local Content in a business application that does not compete with Sprint's provision of SmartServ services to end users as contemplated herein. In the event that SmartServ does so use the exclusive Local Content in such a non-competing business application, Sprint shall be relieved of the herein above imposed obligation to reimburse SmartServ for the cost of the Local Content.

If the parties determine that an 800 number is necessary for after hours or for emergency failover (as defined in Section 7(a)) Support Services, Sprint shall bear the cost of obtaining and maintaining such 800 number.

Schedule B-2 Ancillary Charges

Help Desk - customer service calls                            No Charge
Administrative Software                                       No Charge

Schedule C - Sprint Companies

The following Sprint Companies are included in the definition of Sprint and are subject to the terms of this Agreement. This Agreement does not restrict the ability of the companies to realign their management as long as they remain affiliates. All references to Sprint in this Agreement shall be deemed to refer to the specific Sprint Company ordering services under this Agreement. No commitments made by SUMC or a Sprint Company, and none shall be inferred from this Agreement, except as it indicated by an order with the Sprint Company. All invoices and statements shall reference the particular order and must be directed to the specific Sprint Company placing the order under this Agreement. No work performed on behalf of, nor product nor services delivered to, any Sprint Company will be billed to or collected from any other Sprint Company.

i Carolina Telephone & Telegraph Co.
i Central Telephone Company - Nevada Division i Central Telephone Company - North Carolina Division i Central Telephone Company of Florida i Central Telephone Company of Illinois i Central Telephone Company of Texas i Central Telephone Company of Virginia i Sprint Communications Company, L.P.
i The United Telephone Company of Pennsylvania i United Telephone Company of Eastern Kansas i United Telephone Company of Florida i United Telephone Company of Indiana, Inc.
i United Telephone Company of Kansas
i United Telephone Company of Minnesota
i United Telephone Company of Missouri
i United Telephone Company of New Jersey,  Inc.
i United Telephone Company of Ohio
i United Telephone Company of South-central Kansas i United Telephone Company of Texas, Inc.
i United Telephone Company of the Carolinas i United Telephone Company of the Northwest i United Telephone Company of the West i United Telephone-Southeast, Inc.